Exhibit 99.1

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

Smith & Wesson Brands, Inc. Reports

Second Quarter Fiscal 2022 Financial Results

-	Two-Year Compounded Sales Growth of over 140%
-	Gross Margin of 44.3%
-	EPS of $1.05/Share and EBITDAS of 34.9%

SPRINGFIELD, Mass., December 2, 2021 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the second quarter of fiscal 2022, ended October 31, 2021. Unless otherwise indicated, any reference to income statement items refers to results from continuing operations.

Second Quarter Fiscal 2022 Financial Highlights

•	Net sales were $230.5 million, a decrease of $18.3 million, or 7.3%, from the comparable quarter last year.

•	Gross margin was 44.3%, compared with 40.6% for the comparable quarter last year.

•	Quarterly GAAP net income was $50.9 million, or $1.05 per diluted share, compared with $49.1 million, or $0.87 per diluted share, for the comparable quarter last year.

•

Quarterly non-GAAP net income was $55.3 million, or $1.13 per diluted share, compared with $52.8 million, or $0.93 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the planned relocation of our headquarters and certain manufacturing and distribution operations to Tennessee, the spin-off of the outdoor products and accessories business in fiscal 2021, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $80.4 million, or 34.9% of net sales, compared with $78.9 million, or 31.7% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “Throughout the past 18 months of unprecedented demand levels for our industry, our focus has continued to be on the long term – and our team has been hard at work positioning Smith & Wesson for continued impressive operating results and maintaining our market leadership regardless of market conditions. During our second quarter, as demand levels eased from historical highs experienced during the height of the pandemic, the results of those efforts and our flexible model were evident. Despite a year over year revenue decline, our operations team actually delivered higher gross profit, more than offsetting the decrease in the top line. Our sales, marketing, and new product teams continued our steady cadence of new product introductions, with the most recent being our brand new M&P 10MM introduced last month and we have great confidence going forward to continue being the brand of choice at retail by connecting with both the millions of new firearms owners and our loyal long time enthusiasts in new and innovative ways, continuing to introduce exciting new products, and leveraging our unique ability to adjust rapidly to market dynamics through our flexible manufacturing model.”

Smith continued, “Late last quarter, we announced our intention to relocate our headquarters and certain of our operations to Maryville, Tennessee in 2023 and work on this project has begun in earnest. With a successful groundbreaking ceremony held on November 5th, we are excited about the opportunity to shape our company for generations to come. The new state-of-the-art facility will serve as our headquarters and will be the new home for our plastic injection molding, assembly, and logistics operations, and will solidify the future of Smith & Wesson – an innovative, nimble organization, whose dedicated employees leverage the latest technology to produce products that set the standard for firearms enthusiasts around the globe. We would like to thank the state of Tennessee and the Blount County community for such a warm welcome, and we look forward to calling Maryville, Tennessee home.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Our second quarter results continue to demonstrate our ability to react to the changing needs of the market. We delivered a 370 basis point increase in gross margin that more than offset a 7.3% decrease in revenue compared with the prior year second quarter. Although below the prior year, the current quarter’s revenue represents a two-year compounded growth rate of over 140% and is one of the many examples of how our flexible manufacturing model allows our business to return impressive financial performance in both increasing and decreasing demand environments. Inventory in the channel has finally been restored in many of our product categories and we continue to replenish our internal inventories. We believe that our strong balance sheet, impressive product array, and commitment to be the market leader will enable us to continue to invest in our business and capture market share, as we fulfill our commitment to return capital to our stockholders. Our Board of Directors has again authorized our $0.08 per share quarterly dividend, which will be paid to stockholders of record on December 16th with payment to be made on January 3rd.”

Conference Call and Webcast

The company will host a conference call and webcast on December 2, 2021, to discuss its second quarter fiscal 2022 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 9717968. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) COVID-19 expenses, (vi) transition costs, (vii) amortization of acquired intangible assets, (viii) spin related stock compensation, (ix) Relocation expense, and (x) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that (i) we have great confidence going forward to continue being the brand of choice at retail by connecting with both the millions of new firearms owners and our loyal long time enthusiasts in new and innovative ways, continuing to introduce exciting new products, and leveraging our unique ability to adjust rapidly to market dynamics through our flexible manufacturing model; (ii) we intend to relocate our headquarters and certain of our operations to Maryville, Tennessee in 2023; (iii) the new state-of-the-art facility will serve as our headquarters and will be the new home for our plastic injection molding, assembly, and logistics operations, and will solidify the future of Smith & Wesson – an innovative, nimble organization, whose dedicated employees leverage the latest technology to produce products that set the standard for firearms enthusiasts around the globe; and (iv) we believe that our strong balance sheet, impressive product array, and commitment to be the market leader will enable us to continue to invest in our business and capture market share, as we fulfill our commitment to return capital to our stockholders. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the planned relocation of our headquarters and certain of our operations to Tennessee; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	October 31, 2021	April 30, 2021
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$159,391	$113,017
Accounts receivable, net of allowances for credit losses of $38 on October 31, 2021 and $107 on April 30, 2021	44,226	67,442
Inventories	120,277	78,477
Prepaid expenses and other current assets	8,321	8,408
Income tax receivable	1,717	909

Total current assets	333,932	268,253

Property, plant, and equipment, net	136,932	141,612
Intangibles, net	4,322	4,417
Goodwill	19,024	19,024
Other assets	10,966	13,082

	505,176	446,388

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$49,070	$57,337
Accrued expenses and deferred revenue	31,958	33,136
Accrued payroll and incentives	11,068	17,381
Accrued income taxes	1,722	1,157
Accrued profit sharing	7,777	14,445
Accrued warranty	2,142	2,199

Total current liabilities	103,737	125,655
Deferred income taxes	904	904
Finance lease payable, net of current portion	38,228	38,786
Other non-current liabilities	13,999	14,659

Total liabilities	156,868	180,004

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 74,546,592 issued and 48,294,374 shares outstanding on October 31, 2021 and 74,222,127 shares issued and 49,937,329 shares outstanding on April 30, 2021	75	74
Additional paid-in capital	275,229	273,431
Retained earnings	445,306	325,181
Accumulated other comprehensive income	73	73
Treasury stock, at cost (26,252,218 shares on October 31, 2021 and 24,284,798 on April 30, 2021)	(372,375)	(332,375)

Total stockholders’ equity	348,308	266,384

	$505,176	$446,388

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2021	2020	2021	2020
	(In thousands, except per share data)
Net sales	$230,479	$248,729	$505,088	$478,614
Cost of sales	128,484	147,656	273,151	285,117

Gross profit	101,995	101,073	231,937	193,497

Operating expenses:
Research and development	1,744	1,855	3,552	3,761
Selling, marketing, and distribution	11,423	11,614	22,057	21,609
General and administrative	23,436	23,224	41,049	45,007

Total operating expenses	36,603	36,693	66,658	70,377

Operating income from continuing operations	65,392	64,380	165,279	123,120

Other income/(expense), net:
Other income/(expense), net	833	693	1,493	760
Interest expense, net	(466)	(1,490)	(1,011)	(2,806)

Total other income/(expense), net	367	(797)	482	(2,046)

Income from operations before income taxes	65,759	63,583	165,761	121,074
Income tax expense	14,824	14,465	37,944	28,657

Income from continuing operations	$50,935	$49,118	$127,817	$92,417
Discontinued operations:
Income from discontinued operations, net of tax	—	3,123	—	8,209

Net income	$50,935	$52,241	$127,817	$100,626

Net income per share:
Basic—continuing operations	$1.06	$0.88	$2.65	$1.66

Basic—net income	$1.06	$0.93	$2.65	$1.81

Diluted—continuing operations	$1.05	$0.87	$2.63	$1.64

Diluted—net income	$1.05	$0.92	$2.63	$1.78

Weighted average number of common shares outstanding:
Basic	48,147	55,914	48,270	55,691
Diluted	48,692	56,531	48,524	56,475

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended
	October 31, 2021	October 31, 2020
	(In thousands)
Cash flows from operating activities:
Income from continuing operations	$127,817	$92,417
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,210	17,129
Loss on sale/disposition of assets	57	3
Provision for losses on notes and accounts receivable	781	29
Impairment of long-lived tangible assets	86	—
Stock-based compensation expense	2,366	2,075
Changes in operating assets and liabilities:
Accounts receivable	22,435	(7,787)
Inventories	(41,800)	24,852
Prepaid expenses and other current assets	87	(43)
Income taxes	(242)	(8,267)
Accounts payable	(8,514)	28,331
Accrued payroll and incentives	(6,313)	(1,043)
Accrued profit sharing	(6,668)	4,613
Accrued expenses and deferred revenue	(1,206)	(16,212)
Accrued warranty	(57)	1,055
Other assets	2,030	2,561
Other non-current liabilities	(705)	(1,625)

Cash provided by operating activities—continuing operations	105,364	138,088
Cash used in operating activities—discontinued operations	—	(2,225)

Net cash provided by operating activities	105,364	135,863

Cash flows from investing activities:
Payments to acquire patents and software	(156)	(350)
Proceeds from sale of property and equipment	70	—
Payments to acquire property and equipment	(10,113)	(14,964)

Cash used in investing activities—continuing operations	(10,199)	(15,314)
Cash used in investing activities—discontinued operations	—	(1,143)

Net cash used in investing activities	(10,199)	(16,457)

Cash flows from financing activities:
Proceeds from loans and notes payable	—	25,000
Cash paid for debt issuance costs	—	(450)
Payments on finance lease obligation	(531)	(479)
Payments on notes and loans payable	—	(185,000)
Distribution to AOUT	—	(25,000)
Payments to acquire treasury stock	(40,000)	—
Dividend distribution	(7,692)	(2,795)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	831	2,195
Payment of employee withholding tax related to restricted stock units	(1,399)	(2,173)

Cash used in by financial activities—continuing operations	(48,791)	(188,702)
Cash used in financial activities—discontinued operations	—	(166)

Net cash used inprovided by financing activities	(48,791)	(188,868)

Net increase/(decrease) in cash and cash equivalents	46,374	(69,462)
Cash and cash equivalents, beginning of period	113,017	125,011

Cash and cash equivalents, end of period	$159,391	$55,549

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$1,116	$2,188
Income taxes	$38,186	$40,888

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	October 31, 2021		October 31, 2020		October 31, 2021		October 31, 2020
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$101,995	44.3%	$101,073	40.6%	$231,937	45.9%	$193,497	40.4%
Relocation expenses	1,087	0.5%	—	—	1,087	0.2%	—	—
COVID-19	3	0.0%	10	0.0%	31	0.0%	896	0.2%

Non-GAAP gross profit	$103,085	44.7%	$101,083	40.6%	$233,055	46.1%	$194,393	40.6%

GAAP operating expenses	$36,603	15.9%	$36,693	14.8%	$66,658	13.2%	$70,377	14.7%
Amortization of acquired intangible assets	(70)	0.0%	(83)	0.0%	(142)	0.0%	(166)	0.0%
Transition costs	80	0.0%	(4,338)	-1.7%	80	0.0%	(7,933)	-1.7%
COVID-19	(52)	0.0%	(92)	0.0%	(100)	0.0%	(159)	0.0%
Spin related stock-based compensation	10	0.0%	(442)	-0.2%	(62)	0.0%	(442)	-0.1%
Relocation expenses	(4,461)	-1.9%	—	—	(4,461)	-0.9%	—	—

Non-GAAP operating expenses	$32,110	13.9%	$31,738	12.8%	$61,973	12.3%	$61,677	12.9%

GAAP operating income	$65,392	28.4%	$64,380	25.9%	$165,279	32.7%	$123,120	25.7%
Amortization of acquired intangible assets	70	0.0%	83	0.0%	142	0.0%	166	0.0%
Transition costs	(80)	0.0%	4,338	1.7%	(80)	0.0%	7,933	1.7%
COVID-19	55	0.0%	102	0.0%	131	0.0%	1,055	0.2%
Spin related stock-based compensation	(10)	0.0%	442	0.2%	62	0.0%	442	0.1%
Relocation expenses	5,548	2.4%	—	—	5,548	1.1%	—	—

Non-GAAP operating income	$70,975	30.8%	$69,345	27.9%	$171,082	33.9%	$132,716	27.7%

GAAP income from continuing operations	$50,935	22.1%	$49,118	19.7%	$127,817	25.3%	$92,417	19.3%
Amortization of acquired intangible assets	70	0.0%	83	0.0%	142	0.0%	166	0.0%
Transition costs	(80)	0.0%	4,338	1.7%	(80)	0.0%	7,933	1.7%
COVID-19	55	0.0%	102	0.0%	131	0.0%	1,055	0.2%
Spin related stock-based compensation	(10)	0.0%	442	0.2%	62	0.0%	442	0.1%
Relocation expenses	5,548	2.4%	—	—	5,548	1.1%	—	—
Tax effect of non-GAAP adjustments	(1,258)	-0.5%	(1,241)	-0.5%	(1,328)	-0.3%	(2,399)	-0.5%

Non-GAAP income from continuing operations	$55,260	24.0%	$52,842	21.2%	$132,292	26.2%	$99,614	20.8%

GAAP income from continuing operations per share—diluted	$1.05		$0.87		$2.63		$1.64
Amortization of acquired intangible assets	—		—		—		—
Transition costs	—		0.08		—		0.14
COVID-19	—		—		—		0.02
Spin related stock-based compensation	—		0.01		—		0.01
Relocation expenses	0.11		—		0.11		—
Tax effect of non-GAAP adjustments	(0.03)		(0.02)		(0.03)		(0.04)

Non-GAAP income from continuing operations per share—diluted	$1.13		$0.93 (a)		$2.73 (a)		$1.76 (a)

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM CONTINUING OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Net cash (used in)/provided by operating activities	$(3,723)	$55,265	$105,364	$138,088
Net cash used in investing activities	(4,431)	(8,674)	(10,199)	(15,314)

Free cash flow	$(8,154)	$46,591	$95,165	$122,774

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
GAAP income from continuing operations	$50,935	$49,118	$127,817	$92,417
Interest expense	516	1,517	1,101	2,879
Income tax expense	14,824	14,465	37,944	28,657
Depreciation and amortization	7,724	8,145	15,166	16,282
Stock-based compensation expense	914	1,191	2,366	2,075
COVID-19	55	102	131	1,055
Transition costs	(80)	4,338	(80)	7,933
Relocation expense	5,548	—	5,548	—

Non-GAAP Adjusted EBITDAS	$80,436	$78,876	$189,993	$151,298